EXHIBIT 10.1

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.
AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

This Amendment No. 2 to the Asset Purchase Agreement (this “Amendment No. 2”), by and between MacroGenics, Inc., a Delaware corporation (“Seller”), Provention Bio, Inc., a Delaware corporation (“Buyer”) and, as to Section 2 g) of this Amendment No. 2 with respect to Section 3.12 of the Agreement (as defined below), Parent (as defined below) and together with Seller and Buyer, the “Parties” and each separately, a “Party”), hereby amends that certain Asset Purchase Agreement, dated as of May 7, 2018, as amended by Amendment No. 1 to the Asset Purchase Agreement, dated November 30, 2022, by and between Seller and Buyer (the “Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Sanofi, a French société anonyme (“Sanofi”) completed its acquisition of Buyer on April 27, 2023 (the “Provention Acquisition”);

WHEREAS, as a result of the Provention Acquisition, Buyer became and is now a wholly owned subsidiary of Aventis, Inc., a Delaware corporation (“Parent”) and wholly owned subsidiary of Sanofi;

WHEREAS, pursuant to that certain Tripartite Agreement, dated April 27, 2023, by and among Parent, DRI Healthcare Acquisitions LP, a Delaware limited partnership (“DRI”), and Seller, Parent acquired and assumed all of DRI’s rights and obligations under that certain Purchase and Sale Agreement, dated March 8, 2023, by and between DRI and Seller (the “Purchase Agreement”);

WHEREAS, pursuant to that certain Side Letter Agreement, dated April 27, 2023, by and between Parent and Seller (the “Side Letter Agreement”), the parties thereto agreed to enter into, or cause their affiliates to enter into, this Amendment No. 2;

WHEREAS, pursuant to Section 2.5(a)(i) of the Purchase Agreement, achievement of the Primary Endpoint Milestone Event was publicly announced on July 28, 2023, and on August 22, 2023, Parent paid to Seller the Non-Sales Milestone Payment (as defined in the Purchase Agreement) in the amount of $50,000,000; and

WHEREAS, the Parties now desire to enter into this Amendment No. 2.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.This Amendment No. 2 shall be effective on September 19, 2023 (the “Amendment No. 2 Effective Date”).

2.The Parties agree that the Agreement shall be amended from and after the Amendment No. 2 Effective Date as follows:

a) Section 1.1 of the Agreement is amended to add the following defined terms in alphabetical order within Section 1.1:
“Guaranteed Obligations” means, collectively, the obligation of Buyer, or any authorized assignee, substitute or successor entity, pursuant to the terms and conditions of this Agreement, to pay the Sales-Based Milestone Payment.

“Parent” means Aventis, Inc., a Delaware corporation and wholly owned subsidiary of Sanofi S.A.

“Royalty Reports” means the quarterly reports required to be prepared and delivered by Buyer to Seller pursuant to Section 3.6.

“Sales-Based Milestone Event” means the occurrence, [***] on or after [***] equaling, in the [***].

“Sales-Based Milestone Payment” means $50,000,000.

“Seller Account” means the account set forth on Exhibit 2A hereto or such other account as may be designated by Seller in writing from time to time.

b) Sections 3.2, 3.2(a) and 3.2(b) of the Agreement are hereby deleted and replaced with the following text:

“3.2    Development and Regulatory Milestones. Buyer shall pay (which payments shall not be creditable against any other obligations of Buyer hereunder) a non-refundable payment for each of the milestone events set forth in this Section 3.2 (each a “Development and Regulatory Milestone”), whether the Development and Regulatory Milestone is achieved by Buyer, its Affiliates or Licensees, or any Third Party acting on behalf of Buyer, its Affiliates or Licensees. Payment for each of the Development and Regulatory Milestones shall be made only once regardless of how many times a Product achieves the corresponding Development and Regulatory Milestone, and no payment shall be due for any Development and Regulatory Milestone which is not achieved. The Development and Regulatory Milestones shall be as follows:

Development and Regulatory Milestone	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]

Buyer shall provide Seller with written notice within thirty (30) days after the achievement of the corresponding Development and Regulatory Milestone. The payment pertaining to each Development and Regulatory Milestone shall be made by Buyer to Seller within ninety (90) days after the achievement of the corresponding Development and Regulatory Milestone.”

c)Section 3.3 of the Agreement is hereby deleted and replaced with the following text:

“3.3    Earn-Out.

i.Subject to Sections 3.3(b), (c) and (d), Buyer shall pay to Seller [***] ([***]%) of the aggregate worldwide annual Net Sales of Product by Buyer, its Affiliates or Licensees, or any Third Party acting on behalf of Buyer, its Affiliates or Licensees of all Products that exceed [***] the Earn-Out Term.

ii.If, during a given calendar quarter when a Product is being Commercialized by or on behalf of Buyer, its Affiliates or Licensees in a particular country, there is Generic Competition in such country with respect to a Product, then the earn-out payment payable pursuant to Section 3.3(a) on the Net Sales of Product in such country shall thereafter be reduced to [***] percent ([***]%) of the amounts otherwise payable pursuant to Section 3.3(a) with respect to such Product in such country for such calendar quarter for so long as such Generic Competition remains.

iii.Beginning on the date of the First Commercial Sale of a Product, and thereafter until all payment obligations due in connection with the sale of Product under the Eli Lilly Agreement (as such obligations exist as of the Closing Date) are satisfied, the earn-out due to Seller set forth in Section 3.3(a) shall be reduced dollar-for-dollar by the amount payable by Buyer to Eli Lilly (or its successor in interest) under the Eli Lilly Agreement for the corresponding calendar quarter.

iv.In the event that Buyer enters into a license with Invitrogen in respect of the issue disclosed and further described on Schedule 5.7(vii), Buyer shall be entitled to credit [***] percent ([***]%) of the amount payable to Invitrogen under such license in a given period in connection with such license against the amount payable to Seller under Section 3.3(a) for the corresponding period.”

d)Section 3.4 of the Agreement is hereby deleted and replaced with the following text:

“3.4    Commercial Milestones. Buyer shall pay a non-creditable, non-refundable milestone payment for each of the milestone events set forth in this Section 3.4 (each a “Commercial Milestone”), whether the Commercial Milestone is achieved by Buyer, its Affiliates or Licensees, or any Third Party acting on behalf of Buyer, its Affiliates or Licensees. Payment for each of the Commercial Milestones shall be made only once regardless of how many times a Product achieves the corresponding Commercial Milestone, and no payment shall be due for any Commercial Milestone which is not achieved. The Commercial Milestones shall be as follows:

Commercial Milestone	Payment
Aggregate worldwide Net Sales of Product that exceed [***] United States dollars ($[***]) based on the aggregate of all Net Sales of Product since the first commercial sale of Product	[***] United States dollars ($[***])
Aggregate worldwide Net Sales of Product that exceed [***] United States dollars ($[***]) based on the aggregate of all Net Sales of Product since the first commercial sale of Product	[***] United States dollars ($[***])
Aggregate worldwide Net Sales of Product that exceed [***] United States dollars ($[***]) based on the aggregate of all Net Sales of Product since the first commercial sale of Product	[***] United States dollars ($[***])
Achievement of Sales-Based Milestone Event	Sales-Based Milestone Payment

Buyer shall provide Seller with written notice within sixty (60) days of Buyer becoming aware of the occurrence of any of the Commercial Milestones (which awareness shall not be deemed to occur prior to twenty (20) days following the end of the fiscal quarter in which such milestone was achieved) and the payment pertaining to such Commercial Milestone, other than the Sales- Based Milestone Payment, which shall be governed by Section 3.4(a), shall be made by Buyer to Seller within ninety (90) days after the end of the calendar year in which such Commercial Milestone is achieved.”

e)The following text is hereby added to the Agreement as a new Section 3.4(a):

“3.4(a) Sales-Based Milestone Payment. If the Sales-Based Milestone Event is achieved, Buyer shall deliver written notice of such achievement to Seller within thirty (30) Business Days following delivery by Buyer to Seller of the Royalty Report in respect of the second calendar quarter contained in the Sales-Based Milestone Measurement Period certifying that the Sales-

Based Milestone Event has been achieved. Buyer shall pay the Sales-Based Milestone Payment to Seller within ten (10) Business Days following delivery by Buyer of such written notice in immediately available funds by wire transfer to the Seller Account.”

f)Section 3.5 of the Agreement is hereby deleted and replaced with the following text:

“3.5(a) Qualified Consideration. Buyer shall pay Seller an amount equal to [***] percent ([***]%) of all Qualified Consideration received pursuant to any Qualified Consideration Agreement; provided that if Buyer or its Affiliates enter into the Qualified Consideration Agreement after the Completion of the first Phase III Clinical Trial for a Product, then all such amounts paid to Seller shall be creditable against future milestones (other than the Sales-Based Milestone Payment) related to the applicable Product which are due to Seller in accordance with Section 3.2 or Section 3.4 (other than Section 3.4(a)). Notwithstanding anything contained in this Agreement to the contrary, the TN-10 Study constitutes a Phase III Clinical Trial with respect to the Product, Teplizumab.

3.5(b) Qualified Consideration Payment. On May 1, 2023, Seller received a payment in respect of Qualified Consideration in the amount of $5,500,000, pursuant to Qualified Consideration received by Buyer under the Co-Promotion Service Agreement entered into by Buyer and Sanofi S.A. on October 4, 2022. This amount shall be credited against any future milestone payments (other than the Sales-Based Milestone Payment) that may become payable under Section 3.2 or Section 3.4 (other than Section 3.4(a)) in accordance with Section 3.5(a). By way of example, if [***] occurs due to [***], then the applicable $[***] milestone payable pursuant to Section 3.2 shall be reduced to $[***].”

g)The following text is hereby added to the Agreement as a new Section 3.12:

“3.12    Parent Guaranty.

(1)Parent hereby unconditionally, absolutely and irrevocably guarantees, as a primary obligor and not merely as a surety, to Seller the full and punctual payment of the Guaranteed Obligations. Parent agrees to pay the Guaranteed Obligations when and as the same shall become due and payable in accordance with the terms of Section 3.4(a) and upon written notice from Seller. The obligation of Parent pursuant to this Section
3.12 is independent of the obligation of Buyer. Seller shall not be required to pursue legal or equitable remedies or otherwise seek to enforce any contractual provisions under this Agreement against Buyer with respect to the Guaranteed Obligations before seeking enforcement hereunder against Parent.

(2)The liability of Parent hereunder is irrevocable, continuing, absolute, and unconditional and the obligations of Parent hereunder shall not be discharged or impaired or otherwise effected by, and Parent hereby irrevocably waives: (a) any defense based upon any legal disability or other defense of Buyer, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Buyer from any cause other than full payment of all sums payable under this Agreement; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Buyer or any principal of Buyer; (c) any defense based upon the application by Buyer of the proceeds of this Agreement for purposes other than the purposes represented by Buyer to Seller or intended or understood by Seller or Parent; (d) any and all rights and defenses arising out of an election of remedies by Seller, even though that election of remedies may adversely affect Parent’s rights of subrogation and reimbursement against the principal; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (f) any defense based upon Seller’s election, in any proceeding instituted under the U.S. Bankruptcy Code, of the application of Section 1111(b)(2) of the U.S. Bankruptcy Code or any successor statute;
(g) any right of subrogation, any right to enforce any remedy which Seller may have against Buyer and any right to participate in, or benefit from, any security for this Agreement now or hereafter held by Seller; (h) presentment, demand, protest and notice of any kind; (i) the benefit of any statute of limitations affecting the liability of Parent hereunder or the enforcement hereof; and (j) any other circumstance (including without limitation any statute of limitations) whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of Parent’s obligations hereunder (except that Parent may assert the defense of payment in full of the Guaranteed Obligations). Finally, Parent agrees that the performance of any act or any payment which tolls any statute of limitations applicable to this Agreement shall similarly operate to toll the statute of limitations applicable to Parent’s liability hereunder.”

3.Exhibit 2A. A copy of Exhibit 2A to the Agreement is attached hereto as Exhibit A.

4.Entire Agreement. The Agreement (including Amendment No. 1), as supplemented and modified by this Amendment No. 2, together with the exhibits thereto and together with the Side Letter Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into the Agreement.

5.Governing Law. This Amendment No. 2 shall be governed by and construed under the laws of the State of Delaware, without giving effect to any choice of law principles that would require the application of the laws of a different state.

6.Execution in Counterparts. This Amendment No. 2 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 2 may be executed by .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party as if they were the original signatures.

7.Remaining Provisions of the Agreement. Except as expressly provided herein, each of the other provisions of the Agreement shall remain in full force and effect.

8.References. Upon the effectiveness of this Amendment No. 2, on and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,”

“herein” or words of like import shall mean and be a reference to the Agreement, as amended hereby.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to the Asset Purchase Agreement to be duly executed by their respective authorized signatories effective as of the Amendment No. 2 Effective Date.

PROVENTION BIO, INC.    MACROGENICS, INC.

Name:	[***]	Name:	Scott Koenig, M.D., Ph.D.
Title:	[***]	Title:	President and Chief Executive
Officer

As to Section 2 g) of Amendment No. 2 with respect to Section 3.12 of the Agreement:

AVENTIS, INC.

Name:	[***]
Title:	[***]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to the Asset Purchase Agreement to be duly executed by their respective authorized signatories effective as of the Amendment No. 2 Effective Date.

MACROGENICS, INC.
Name:	Scott Koenig, M.D., Ph.D.
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 2 to the Asset Purchase Agreement]

Exhibit A

Exhibit 2A to Asset Purchase Agreement [***]